Goodwill	12 Months Ended
Dec. 31, 2017
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Goodwill
17.	GOODWILL

Goodwill arising from the acquisitions of Unicom New Century Telecommunications Co., Ltd. and Unicom New World Telecommunications Co., Ltd. by the Group in 2002 and 2003, respectively, represented the excess of the purchase consideration over the Group’s shares of the fair values of the separately identifiable net assets acquired.

Goodwill is allocated to the Group’s cash-generating units (“CGU”). The recoverable amount of goodwill is determined based on value in use calculations. These calculations use pre-tax cash flow projections for 5 years based on financial budgets approved by management, including service revenue annual growth rate of 2% (2016:1%) and the applicable discount rate of 11% (2016:10%). Management determined expected growth rates and operating results based on past performance and its expectations in relation to market developments. The discount rate used is pre-tax and reflects specific risks relating to the CGU. Based on management’s assessment results, there was no impairment of goodwill as of December 31, 2016 and 2017, any adverse change in the assumptions used in the calculation of recoverable amount would result in impairment losses.